UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 2, 2011

Banner Corporation
(Exact name of registrant as specified in its charter)

Washington	0-26584	91-1691604
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 S. First Avenue
Walla Walla, Washington  99362
(Address of principal executive offices and zip code)

(509) 527-3636
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
       CFR 240.13e-4(c))

Item 8.01 Other Events

    On May 2, 2011, Banner Corporation (“Company”), the parent company of Banner Bank and Islanders Bank, announced its Board of Directors voted to proceed with a 1-for-7 reverse stock split to be effective June 1, 2011.  As previously disclosed, the Company’s shareholders approved an amendment to the Company’s Articles of Incorporation to effect a reverse split at the annual meeting of shareholders held on Tuesday, April 26, 2011.  The Company expects that the reverse stock split will take effect prior to the opening of the NASDAQ Global Select Market on June 1, 2011 and will be effective with respect to stockholders of record at the close of business on May 31, 2011.

Item 9.01 Financial Statements and Exhibits

(d)         Exhibits

The following exhibits are being filed herewith and this list shall constitute the exhibit index:

       99.1     Press Release of Banner Corporation dated May 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANNER CORPORATION

Date: May 3, 2011	By: /s/ Lloyd W. Baker
Lloyd W. Baker
Executive Vice President and
Chief Financial Officer